The Advisors' Inner Circle Fund III

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                   KNIGHTS OF COLUMBUS SMALL CAP EQUITY FUND

                              Ticker Symbol: KCSIX

                      SUMMARY PROSPECTUS | APRIL 16, 2015

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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www.kofcassetadvisors.org/kadv/en/solutions/funds.html. You can also get this information at no cost by calling 1-844-KC-Funds (1-844-523-8637), by sending an e-mail request to KofCFunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated February 27, 2015, as revised April 16, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
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INVESTMENT OBJECTIVE

The Knights of Columbus Small Cap Equity Fund (the "Small Cap Equity Fund" or the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)

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     Redemption Fee (as a percentage of amount redeemed, if
      shares redeemed have been held for less than 30 days)                2.00%
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)

                                                            INSTITUTIONAL SHARES
Management Fees                                                    0.73%
Other Expenses (1)                                                 0.76%
Total Annual Fund Operating Expenses                               1.49%
Less Fee Reductions and/or Expense Reimbursements                 (0.44)%
Total Annual Fund Operating Expenses After Fee Reductions
 and/or Expense Reimbursements (2)                                 1.05%

(1)  Other Expenses are based on estimated amounts for the current fiscal year.

(2) Knights of Columbus Asset Advisors LLC ("Knights of Columbus Asset Advisors" or the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.05% of the Fund's Institutional Shares' average daily net assets until February 29, 2016 (the "contractual expense limit"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund III (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 29, 2016.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR      3 YEARS
                              -------------------
                               $107        $428

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization companies. This investment policy can be changed by the Fund upon 60 days' prior written notice to shareholders. For purposes of this policy, a small-capitalization company is a company with a market capitalization within the range of the Russell 2000 Index at the time of initial purchase. The equity securities in which the Fund invests are primarily common stocks of U.S. companies.

The Fund makes investment decisions consistent with the United States Conference of Catholic Bishops' Socially Responsible Investing Guidelines (the "USCCB Guidelines"), and therefore, does not invest in companies involved with abortion, contraception, pornography, stem cell research/human cloning, weapons of mass destruction, or other enterprises that conflict with the USCCB Guidelines.

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In selecting investments for the Fund, Boston Advisors, LLC ("Boston Advisors"
or the "Sub-Adviser") combines quantitative and qualitative analyses. The Sub-Adviser first ranks the individual stocks in which the Fund may invest through the use of models that incorporate multiple fundamental factors, with the weightings of the factors in the models varying in relation to the stock's industry group and the current market environment. The Sub-Adviser then ranks industry groups based on similar fundamental data and macroeconomic considerations, and purchases stocks on behalf of the Fund based on the stock and industry rankings. The Sub-Adviser will generally sell a stock on behalf of the Fund if the stock experiences a rankings decline or extreme price movements, or for risk management purposes.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK -- The small-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

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CATHOLIC VALUES INVESTING RISK -- The Fund considers the USCCB Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the USCCB Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the USCCB Guidelines when making investment decisions.

NEW FUND RISK -- Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION

The Fund is new, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.kofcassetadvisors.org or by calling toll-free to 1-844-KC-FUNDS (1-844-523-8637).

INVESTMENT ADVISER

Knights of Columbus Asset Advisors LLC serves as investment adviser to the Fund. Boston Advisors, LLC serves as investment sub-adviser to the Fund.

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PORTFOLIO MANAGERS

Mr. David Hanna, Senior Vice President and Director of Institutional Portfolio Management at Boston Advisors, has managed the Fund since its inception in 2015.

Mr. James W. Gaul, CFA, Vice President and Portfolio Manager at Boston Advisors, has managed the Fund since its inception in 2015.

Mr. Michael J. Vogelzang, CFA, President and Chief Investment Officer of Boston Advisors, has managed the Fund since its inception in 2015.

Mr. Douglas A. Riley, CFA, Senior Vice President and Director of Growth Equity Investing at Boston Advisors, has managed the Fund since its inception in 2015.

PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Shares of the Fund for the first time, you must invest at least $25,000. Subsequent investments must be at least $250. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Knights of Columbus Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Knights of Columbus Funds, c/o DST Systems, Inc. 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-844-KC-FUNDS (1-844-523-8637).

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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